UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 3, 2005

                Date of Report (Date of earliest event reported)

                    KIWA BIO-TECH PRODUCTS GROUP CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      000-33167             84-0448400
(State or other jurisdiction           (Commission         (I.R.S. Employer
     of incorporation)                 File Number)          Identification
                                                                  No.)

           415 West Foothill Blvd, Suite 206, Claremont, CA 91711-2766

                    (Address of principal executive offices)

                    Issuer's telephone number: (909) 626-2358

              (Registrant's telephone number, including area code)

      17700 Castleton Street, Suite 589, City of Industry, California 91748

          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                EXPLANATORY NOTE

      On June 10, 2005 we filed a Current Report on Form 8-K (the "previous report") disclosing information with respect to the issuance of promissory notes. This Current Report on Form 8-K/A is being filed (i) to replace "Item 2.01" and "Item 2.02" with "Item 1.01," the correct item number under Form 8-K;
(ii) to correct a portion of the disclosure under Item 2.01 in the previous report, (iii) to add Item 2.03, and (iv) to add exhibits under Item 9.01(c).

      Item 2.01 of the previous report is hereby amended and restated in its entirety as follows:

Item 1.01 Entry into a Material Definitive Agreement.

      Between May 30, 2005 and June 16, 2005, the Company entered into separate loan agreements with three individuals unaffiliated with the Company for a total amount of US$320,000. The notes issued pursuant to the loan agreements, became binding obligations on June 1, 2005, June 3, 2005 and June 17, respectively, when funds were advanced under those notes. Copies of the notes are attached as exhibits to this Form 8-K/A. Interest on the notes is 12% per annum, payable monthly. The notes mature in three months which we may extend to six months at our election. Upon the maturity of the notes, they are convertible to the Company's common stock at the options of the lenders. The conversion price is the closing quote of our share price on the OTC Bulletin Board with 25% discount on the date of conversion.

      Our Chief Executive Officer, Mr. Wei Li, personally guaranteed each of the notes for a total amount of US$320,000 and the notes are secured by our assets. We have the right in our sole discretion to redeem the notes in whole or in part for 125% of the face amount plus accrued and unpaid interest.

      In connection with the notes we issued warrants for the purchase of up to 1,600,000 shares of our common stock. The warrants may be exercised within 24 months of being issued. The exercise price is based on the closing quote of our share price on the OTC Bulletin Board on June 1, 2005 for 350,000 shares, on June 3, 2005 for 750,000 shares and on June 17, 2005 for 500,000 shares.

      Proceeds from the notes were used for general corporate purposes, including retirement of the 10% Loan described in Item 2.02 below.

The disclosure under Item 2.02 in the previous report is not affected by this Current Report on Form 8-K/A, except that it is properly stated under Item 1.01, and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

Disclosure under this Item 2.03 is made by reference to the disclosure under
Item 1.01 above.


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Item 9.01(c)      Exhibits

      Exhibit No.                        Document
      -----------                        --------

         10.1 Promissory Note of Kiwa Bio-Tech Products Group Corporation, principal amount $150,000, issued to Donald Worthly dated May 30, 2005, as amended June 1, 2005.

         10.2 Promissory Note of Kiwa Bio-Tech Products Group Corporation, principal amount $70,000, issued to Gertrude Yip dated May 30, 2005, as replaced May 30, 2005.

         10.3 Promissory Note of Kiwa Bio-Tech Products Group Corporation, principal amount $100,000, issued to Hiro Sugimura and Elaine Sugimura dated June 16, 2005.


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           August 11, 2005       Chairman of Board of Directors
                                                 and Chief Executive Officer
       /s/ Wei Li
      ----------------
           Wei Li



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